UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

KaloBios Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

442 Littlefield Avenue

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 243-3100

(Registrant’s telephone number, including area code)

260 East Grand Avenue

South San Francisco, CA 94080

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2014, KaloBios Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A and filed with the Securities and Exchange Commission on April 29, 2014 and in the Company’s additional definitive proxy soliciting materials filed with the Securities and Exchange Commission on May 5, 2014. Only stockholders of record as of the close of business on April 21, 2014, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 32,981,396 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholders votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of seven directors to hold office until the 2014 annual meeting of stockholders and until his or her successor is elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
David W. Pritchard	20,054,649	578,536	6,763,977
Denise Gilbert, Ph.D.	20,593,605	39,580	6,763,977
V. Bryan Lawlis, Jr., Ph.D.	20,588,605	44,580	6,763,977
Ted W. Love, M.D.	20,589,205	43,980	6,763,977
Gary Lyons	20,568,713	64,472	6,763,977
Laurie Smaldone Alsup, M.D.	20,590,505	42,680	6,763,977
Raymond M. Withy, Ph.D.	20,565,417	67,768	6,763,977

Proposal 2: The approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 47,500,000 shares to 85,000,000 shares:

FOR	AGAINST	ABSTENTIONS
21,808,779	3,550,055	2,038,328

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal. Following stockholder approval of Proposal 2, the Company filed a certificate of amendment to the amended and restated certificate of incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 19, 2014. The Certificate of Amendment became effective upon the filing with the Secretary of State.

Proposal 3: The ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014:

FOR	AGAINST	ABSTENTIONS
27,072,746	302,737	21,679

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaloBios Pharmaceuticals, Inc.

By:	/s/ David W. Pritchard
David W. Pritchard
Chief Executive Officer

Dated: June 19, 2014